UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2026
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(682) 278-9000
(682) 278-9000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)
(1) Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
On March 17, 2026, American Airlines Group Inc. (the “Company”) is presenting information relating to its financial and operational outlook at the 2026 J.P. Morgan Industrials Conference. As previously announced, this presentation will be webcast with a link available on the Company’s website at www.aa.com under “Investor Relations.” The presentation slides will also be posted to this website.
Also on March 17, 2026, the Company provided investors with updated financial and operational guidance relating to the first quarter of 2026. With stronger than expected demand, driven by effective execution of the Company’s commercial initiatives and a solid demand backdrop, the Company now anticipates first-quarter total revenue to be up over 10%, representing the highest year-over-year quarterly revenue growth in Company history1. Fuel prices have increased meaningfully since the Company’s initial first-quarter guidance, and the Company now assumes a fuel price of approximately $2.75 per gallon of jet fuel in the first quarter. With the rapid increase in jet fuel prices, the Company now expects its adjusted loss per diluted share2 to be towards the lower end of its initial first-quarter guidance range.

Estimated Q1 2026[3]
	Current Guidance	Previous Guidance
Available seat miles (vs. Q1 2025)	~ +3.0% to +4.0%	~ +3.0% to +5.0%
Total revenue (vs. Q1 2025)	> +10.0%	~ +7.0% to +10.0%
CASM-ex4 (vs. Q1 2025)	~ +4.0% to +5.0%	~ +3.0% to +5.0%
Adjusted loss per diluted share[2] ($/share)	Lower end of guidance	~ ($0.10) to ($0.50)

1Excludes the pandemic recovery period.
2Adjusted loss per diluted share excludes net special items and is a non-GAAP measure. Adjusted loss per diluted share calculation assumes a diluted share count of ~661.2 million for Q1 2026. Shares outstanding are based upon several estimates and assumptions, including average per share stock price and stock award activity. The number of shares in actual calculations of loss per diluted share will likely differ from those set forth above. The guidance for adjusted loss per diluted share reflects an absolute number and is not a year-over-year comparison.
3Includes guidance on certain non-GAAP measures, which exclude, among other things, net special items. The Company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time. Numbers may not recalculate due to rounding.
4CASM-ex is cost per available seat mile (CASM) excluding fuel, profit sharing and net special items and is a non-GAAP measure.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Non-GAAP Financial Information and Financial Guidance
The Company sometimes uses financial measures that are derived from the condensed consolidated financial statements or otherwise provided in the form of guidance but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The Company excludes profit sharing because it allows investors to better understand and analyze its operating cost performance and provides a more meaningful comparison of our core operating costs to the airline industry. Additionally, net special items may vary from period-to-period in nature and amount. These adjustments to exclude fuel, profit sharing and net special items allow management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance.

Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, downturns in economic conditions; our inability to obtain sufficient financing or other capital to operate successfully; our high level of debt and other obligations; any deterioration of our financial condition, including if our financial condition worsens, provisions in our credit card processing and other commercial agreements may adversely affect our liquidity; any loss of key personnel, or our inability to attract, develop and retain additional qualified personnel; changing economic, geopolitical, commercial, regulatory and other conditions beyond our control, including any potential impact from the Credit Card Competition Act, if enacted, or any proposed cap on credit card interest rates, tariffs and other global events that affect travel behavior;; the intensely competitive and dynamic nature of the airline industry; union disputes, employee strikes and other labor-related disruptions; problems with any of our third-party regional operators or third-party service providers; any damage to our reputation or brand image; losses and adverse publicity stemming from any public incidents involving our company, our people or our brand; changes to our business model that may not be successful and may cause operational difficulties or decreased demand; our inability to protect our intellectual property rights, particularly our branding rights; litigation in the normal course of business or otherwise; any failure of technology and automated systems, including artificial intelligence, that we rely on to operate our business; evolving data privacy requirements, risks from cyberattacks and data privacy incidents, and compliance risks with regulations related therewith; any impairment of goodwill and intangible assets or long-lived assets; any inability of our commercial relationships with other companies to produce the returns or results we expect; our dependence on price and availability of aircraft fuel; extensive government regulation and compliance risks; any prolonged U.S. Government shutdown; economic and political instability outside of the U.S. where we have significant operations; ongoing security concerns due to conflicts, terrorist attacks or other acts of violence, domestically or abroad; climate change; environmental and social matters, and compliance risks with environmental, health and noise regulations; a shortage of pilots; our dependence on a limited number of suppliers for aircraft, aircraft engines and parts; any inability to effectively manage the costs, rights and functionality of third-party distribution channels; any inability to obtain and maintain adequate facilities and infrastructure throughout our system and, at some airports, adequate slots; interruptions or disruptions in service at one or more of our key facilities; increases in insurance costs or reductions in insurance coverage; heavy taxation in the airline industry; risks related to ownership of American Airlines Group Inc. common stock; our inability to use net operating losses and other carryforwards; and other risks set forth herein as well as in the Company’s latest annual report on Form 10-K for the year ended December 31, 2025 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: March 17, 2026	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: March 17, 2026	By:	/s/ Devon E. May
Devon E. May
Executive Vice President and Chief Financial Officer